U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K/A


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): June 13, 2006

                      5G WIRELESS COMMUNICATIONS, INC.
             (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-30448                  20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

        4136 Del Rey Avenue, Marina del Rey, California         90292
          (Address of Principal Executive Offices)            (Zip Code)

       Company's telephone number, including area code:  (310) 448-8022



          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 13, 2006, the Company entered into and closed on a Securities Purchase Agreement with Montgomery Equity Partners, LP (see Exhibit 4.1). Under this agreement, Montgomery agreed to purchase from the Company 12% convertible debentures in the aggregate principal amount of $1,200,000 (see Exhibit 4.2); they will mature on June 13, 2008. The debentures will be convertible from time to time into the common stock of the Company by Montgomery for at the price per share of an amount equal to either $0.3155 or eighty percent (80%) of the lowest closing bid price of the Company's common stock, for the five (5) trading days immediately preceding the conversion date. Beginning January 15, 2007, the Company is required to shall redeem the debentures at a rate of no less than $60,000 per month of any then outstanding principal balance plus a redemption premium equal to 20% of the principal amount being redeemed. The Company has an option to redeem a portion or all of the outstanding principle of the debentures with the redeem price of 120% of the amount redeemed plus accrued interest.

     The Company granted Montgomery a second priority security interest in certain of its assets pursuant to a Security Agreement, dated June 13, 2006 (see Exhibit 4.3).

     The Company received $600,000 upon closing, will receive another $300,000 one business day prior to the date a registration statement is filed, and the Company will receive the final $300,000 one business day prior to the date a registration statement is declared effective by the Securities and Exchange Commission.

     Montgomery will not be able to convert the debentures and/or exercise the warrants into an amount that would result in the investor beneficially owning in excess of 4.99% of the outstanding shares of common stock of the Company. Further, Montgomery agreed to limit its weekly debenture conversions to no more than $50,000 per week, unless this provision is waived by the Company. That limitation becomes void when the Company's traded weighted dollar volume exceeds $400,000 for the previous week or the closing bid price of the Company's common stock exceeds $0.4259.

     In this transaction, Montgomery also received three five-year warrants, all dated June 13, 2006, to purchase: (a) 800,000 shares of common stock at an exercise price of $0.15; (b) 800,000 shares at an exercise price of $0.35 per share; and (c) 800,000 shares at an exercise price the lesser of $0.35 or 80% of the lowest closing bid price of the Company's common stock per share (see Exhibits 4.4, 4.5, and 4.6). These warrants are exercisable on a cash basis provided the Company is not in default and the shares underlying the warrants are subject to an effective registration statement.

     The Company will issue Montgomery 60,852 shares of its common stock as a loan commitment fee to Montgomery; these shares have not yet been issued. In addition, the Company will pay the following under the Securities Purchase Agreement to Yorkville Advisors LLC (an affiliate of Montgomery):

     (a) commissions of 10% of the principal amount of the debenture, which is to be paid proportionally upon each disbursement;

     (b) a structuring fee of $10,000 directly from the initial proceeds; and

     (c)  a non-refundable due diligence fee of $5,000.

     In connection with this transaction, the Company also granted to Montgomery certain rights under a registration rights agreement, dated June 13, 2006, to the shares to be issued upon conversion of the debenture and the warrants (see Exhibit 4.7).

     The parties also entered into a Pledge and Escrow Agreement, dated June 13, 2006, under which the Company has agreed to irrevocably pledge to Montgomery 15,212,982 shares of the Company's common stock. (see Exhibit 4.8). This stock is to be held by an escrow agent (counsel for Montgomery) until the occurrence of certain events.

     The above transaction would also constitute an unregistered sale of equity securities of the Company, as defined in Item 3.02 of Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                              SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: July 13, 2006                   By: /s/ Don Boudewyn
                                       Boudewyn, Executive Vice President


                                EXHIBIT INDEX

Number                          Description

4.1     Securities Purchase Agreement between the Company and
        Montgomery Equity Partners, LP, dated as of June 13, 2006
        (not including a Disclosure Schedule) (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on June 23, 2006).

4.2     Secured Convertible Debenture between the Company and
        Montgomery Equity Partners, LP, dated as of June 13, 2006
        (incorporated by reference to Exhibit 4.2 of the Form 8-K filed on June 23, 2006).

4.3 Security Agreement, dated as of June 13, 2006, between the Registrant and Montgomery Equity Partners, LP (incorporated by reference to Exhibit 4.3 of the Form 8-K filed on June 23, 2006).

4.4     Class A Warrant, dated as of June 13, 2006, between the
        Registrant and Montgomery Equity Partners, LP (incorporated by reference to Exhibit 4.4 of the Form 8-K filed on June 23, 2006).

4.5     Class B Warrant, dated as of June 13, 2006, between the
        Registrant and Montgomery Equity Partners, LP (incorporated by reference to Exhibit 4.5 of the Form 8-K filed on June 23, 2006).

4.6     Class C Warrant, dated as of June 13, 2006, between the
        Registrant and Montgomery Equity Partners, LP (incorporated by reference to Exhibit 4.6 of the Form 8-K filed on June 23, 2006).

4.7 Investor Registration Rights Agreement, dated as of June 13, 2006, between the Registrant and Montgomery Equity Partners, LP (not including Form of Notice of Effectiveness of Registration Statement) (incorporated by reference to
        Exhibit 4.7 of the Form 8-K filed on June 23, 2006).

4.8 Pledge and Escrow Agreement, dated as of June 13, 2006, between the Registrant and Montgomery Equity Partners, LP
        (incorporated by reference to Exhibit 4.8 of the Form 8-K filed on June 23, 2006).